UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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Investor Presentation - December 2010

Safe Harbor Statement

Information in this document contains forward-looking statements. Investors are cautioned that such statements, including statements relating to expectations regarding the anticipated benefits of the business combination, the results of clinical trials, the development of the combined company’s products, the anticipated shareholder vote and the business strategies, plans and objectives of management, constitute forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements.  The risks and uncertainties include, without limitation, we may be unsuccessful in integrating the operations of the combined company, we may be unsuccessful in developing our product candidates, our expenses may be higher than anticipated and other risks and challenges detailed in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2009.  Readers are cautioned not to place undue reliance on any forward-looking statements which speak only as of the date of this document.  We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this document or to reflect the occurrence of unanticipated events.

Important Information

Insmed intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) to obtain shareholder approval of the conversion of the Series B Conditional Convertible Preferred Stock issued in the business combination with Transave into Insmed common stock (the “Shareholder Approval”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SHAREHOLDER APPROVAL. The proxy statement, any amendments or supplements to the proxy statement and other relevant documents filed by Insmed with the SEC will be available free of charge through the web site maintained by the SEC at www.sec.gov or by calling the SEC at telephone number 1-800-SEC-0330. Free copies of these documents may also be obtained from Insmed’s website at www.insmed.com or by writing to: Insmed Incorporated, 8720 Stony Point Parkway, Suite 200, Richmond, Virginia 23235, Attention: Mr. W. McIlwaine Thompson, Corporate Secretary.

Insmed and its directors and executive officers are deemed to be participants in the solicitation of proxies from the shareholders of Insmed in connection with the Shareholder Approval. Information regarding Insmed’s directors and executive officers is included in Insmed’s definitive proxy statement for its 2010 annual meeting of stockholders held on June 9, 2010, which was filed with the SEC on April 30, 2010. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement to be filed in connection with the Shareholder Approval.

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The issuance of the securities in the transactions described in this document have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This document shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.

INSMED
INCORPORATED

Developing Innovative Inhaled Treatments for Serious Lung Infections

Transaction Overview

Stock Ticker	• Nasdaq CM: INSM
Close/ Announce Date	• Closing: December 1, 2010 • Announce: December 2, 2010
Transaction Description	• Stock for stock merger • Issued 25,938,818 Common shares and 91,745,892 Contingently Convertible Preferred shares to Transave shareholders
Equity Split	• Not Converted: 83.4% Insmed / 16.6% Transave • Converted: 53.3% Insmed / 46.7% Transave
Pro Forma Balance Sheet	• Pro forma cash of ~$110 million • ~252 million fully diluted shares outstanding
Board of Directors and Management	• Board consisting of three incumbent Insmed directors & one former Transave director • Strong, experienced executive team

Experienced, Successful Combined Management Team

The management team has more than 150 years experience in drug development and commercialization

Don Hayden	Chairman	• 30 Years Experience • 15 Years as a Senior Executive, BMS • 5 Years Leading Entrepreneurial Biotech Companies
Tim Whitten	President & CEO	• 25 Years Experience • Commercial Leadership - Oncology, Immunology, & Cardiovascular • BMS, Pharmacyclics
Kevin Tully CGA	Chief Financial Officer	• 30 Years Experience in Finance, Commercial & Manufacturing • International Experience in US, Canada and Europe • Insmed, Tenneco, UCB
Renu Gupta, MD	EVP, Development & Chief Medical Officer	• 25 Years Experience • Infectious Disease Specialty (CHOP); ID & ONC Drug Development • BMS, Novartis, Covance
Nick LaBella	Chief Scientific Officer	• 30 Years Experience • Clinical & Regulatory Leadership; Drug Development • Watson, Sandoz, Cardiokine
Nick Gurreri	SVP, Commercial Operations and BD	• >20 Years Experience • Infectious Disease, CV and Ophthalmology Commercial/ Marketing • Pfizer, Pharmacia, BMS

Insmed: Value Proposition

Attractive Late-Stage Opportunity	• Arikace™ (liposomal amikacin for inhalation), is Phase 3-ready for cystic fibrosis (CF) *Pseudomonas* and non-TB mycobacteria (NTM) lung infections • Amikacin is an FDA-approved antibiotic, long recognized as one of the most effective treatments for gram-negative infections • Arikace has strong Phase 2 efficacy and safety data
Compelling Business Model	• Arikace has global annual market potential of over $1 Billion in CF and NTM • Limited commercial infrastructure required • Orphan drug indications with high unmet need • Strong IP and potential for extended exclusivity
Significant Near Term News Flow	• Phase 3 clinical trials in CF and NTM expected to be initiated in parallel in 1H 2011 • Phase 3 results beginning as early as 1H 2013
Strong Balance Sheet & Experienced Management	• Projected cash sufficient to advance Arikace to commercialization • Over 150 years of combined experience in pharmaceutical industry and drug development

Arikace™: Amikacin Summary

Amikacin is an FDA-approved antibiotic with proven efficacy in the treatment of gram-negative infections

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- Member of the aminoglycoside class of antibiotics
- Recognized as one of the most potent and effective treatments for gram-negative infections including *Pseudomonas* and NTM
- The value of the IV use has been limited by issues of nephro-toxicity and ototoxicity

Arikace (liposomal amikacin for inhalation) delivers high, sustained levels of drug to the lung while reducing systemic exposure to well below established toxicity levels

Arikace: Proprietary Liposomal Formulation

Arikace delivers the potency of Amikacin at the site of lung infection while minimizing potential systemic toxicity

Water Core (where Amikacin resides)
Lipid Polar Head Groups (at Both Surfaces)
Lipid Hydrophobic Chains (Bi-Layer Interior)

Engineered Specifically for Lung Delivery	Benefit
Prolonged lung residence time →	Once-a-day dosing and potential for greater efficacy
Biofilm penetration →	Potential for greater efficacy
Minimal systemic exposure →	Addresses safety concerns

Arikace: Delivery Using Proprietary eFlow Technology®

Arikace is delivered once daily via the state-of-the-art PARI Optimized, Investigational eFlow® Nebulizer System with Advanced Mesh Technology

eFlow®
TECHNOLOGY

- Fast drug delivery with efficient lung deposition
- Small, portable, silent and cordless device weighs less than 10 ounces. Can be used with off the shelf or rechargeable batteries.
- eFlow Technology Device exclusivity from PARI Pharma for 15 years after first commercial sale of Arikace

Arikace: “Pipeline in a Product”

Arikace offers efficient, rapid sequential entry into growing markets that we believe require limited commercial infrastructure

Global Market Sales Potential
($ in Millions)
Product
Discovery
Preclinical
Phase 1
Phase 2
Phase 3
Approval
Lead Indications
Cystic Fibrosis (CF)
$500 - $1,000
Non-TB Mycobacterium
$500 - $750
Follow-on Opportunities
Non-CF Bronchiectasis
$750+
Other Opportunities
Multiple

Source: Based on Insmed estimates.

Arikace—Cystic Fibrosis

Epidemiology and Disease Description

Cystic fibrosis is a life-threatening disease with significant unmet needs that is growing in prevalence

- Affects about 30,000 children and adults in the U.S. (70,000 worldwide)
- Inherited disease that causes thick, sticky mucus to build up in the lungs
- Despite expanded use of current products, lung function often continues to decline
- High treatment burden → major compliance issue

U.S. CF Patients
Median Predicted Survival Age
Median Survival Age (Years)
45
40
35
30
25
20
1985
2008

Source: Adapted from Cystic Fibrosis Foundation, Patient Registry 2008 and 2007 Annual Reports, Bethesda, Maryland.

10

Arikace—Cystic Fibrosis

Need for New Inhaled Antibiotics

Current inhaled antibiotics produce modest efficacy in a limited patient population providing an opportunity for Arikace to become first-line treatment

- Current inhaled antibiotics are not indicated for a significant segment of the CF population -- patients with FEV-1 % predicted of greater than 75%

- Efficacy of current inhaled antibiotics declines from cycle to cycle and is not sustained at all in the off-treatment period

- Lung function continues to decline at an average of 1% to 3% per year with some patients experiencing much greater declines

Aztreonam vs. Tobi® (inhaled tobramycin)

CF Phase 3 Trial Results: Pulmonary Function

Lung function returned to baseline or lower during each off treatment period and at the end of 24 weeks, both treatment groups showed a decline in lung function from baseline

Lung Function
Adjusted Mean Relative Change in FEV1 % Predicted
FEV1% Predicted Relative Change from Baseline (SE)
12
10
8
6
4
2
0
-2
-4
-6
Δ + 7.8
p = 0.0001
95% CI (3.86, 11.73)
AZLI
TIS
Week: 0 2 4 8 12 16 20 24
AZLI/ TIS 28 Days
AZLI/ TIS 28 Days
AZLI/ TIS 28 Days

Source: 2010 North American CF Conference Poster 305 and Slide Presentation, 10/10.
•Tobi® (Tobramycin Inhalation Solution) is a registered trademark of Novartis.
** AZLI = Aztreonam; TIS = Tobi®

Arikace—Cystic Fibrosis

Phase 2 Pooled Results (560mg QD): Pulmonary Function

Arikace demonstrated statistically significant and clinically meaningful improvement in pulmonary function throughout the 28-day treatment period that was sustained through the off-treatment period

% Change in FEV1 (ml) vs. Baseline
Off-Treatment Period
Arikace 560mg
Placebo
P = 0.033
P = 0.003
Percentage Change from Baseline in FEV1 (ml)
18%
15%
12%
9%
6%
3%
0%
-3%
-6%
Visit Day
0
7
14
21
28
56
(N) (36/36)
(36/35)
(33/36)
(32/35)
(34/35)
(34/34)

(N=Arikace/Placebo)

Mean (SE)

Arikace—Cystic Fibrosis

Open Label Extension (TR-05): Duration of Response

An open label extension study TR02-105 demonstrated the sustained efficacy of Arikace during and between multiple cycles of therapy

Patients Receiving Arikace 560 mg Once Daily for 28 Days and Off-Treatment for 56 Days
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 5
Relative Change in FEV_1 vs. Baseline(%)
19%
17%
15%
13%
11%
9%
7%
5%
3%
1%
-1%
-3%
P≤0.0001*
P=0.0018**
14 28 56 70 85 98 112 140 154 169 182 196 224 238 253 266 280 308 322 337 350 364 392 406 421
N= 45 45 47 47 46 46 46 45 45 43 44 44 44 43 43 43 43 44 43 42 42 42 41 41 41
Visit Day
Treatment periods (Arikace 560 mg once-daily)

* Significance at end of treatment over 5 cycles

** Significance 56 days after treatment over 5 cycles

Arikace—Cystic Fibrosis

Phase III Program Highlights

Insmed has reached agreement with FDA and EMEA on NDA/MAA path for CF Patients with Pseudomonas lung infections

- One E.U. Phase 3 (Arikace vs Tobi® Study)
  - Primary End-Point: Relative Change in FEV-1 at week 24
    - Key Secondary End-Point: Time to Pulmonary Exacerbation
    - Key inclusion Criteria: FEV-1 % Predicted > 25%
- One U.S. Phase 3 (Arikace vs Placebo Study)
  - Primary End-Point: Time to Pulmonary Exacerbation
    - Key Secondary End-Point: Relative Change in FEV-1
    - Key inclusion Criteria: FEV-1 % Predicted > 25%
- Phase 3 data expected to be available 1H:2013

Arikace—Non-TB Mycobacteria

Epidemiology and Disease Description

Non-TB mycobacteria (NTM) is an intracellular pathogen that can cause severe pulmonary disease with limited effective treatment options

- Diagnosis of NTM pulmonary infections are growing rapidly
- Current treatment approaches have limited efficacy and are associated with significant toxicity
- Mean age of 66 years
- 66% treated with antibiotics; mean of 7.6 courses per year
- Average Length of Inpatient Hospital Stay = 10.2 days

Total U.S. Patients Diagnosed with Non-TB Mycobacteria Pulmonary Disease

32.0K +20%
2-Yr Growth
14.4K +7%
2-Yr Growth
Unique Patients
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2006
2008
Physician Office
Total Hospital

Source: SDI Healthcare Database, July 2009.

Arikace—Non-TB Mycobacteria

Phase 3 Program Highlights (Projected)

High unmet medical need enables a phase 3 program consisting of a single study of approximately 100 patients

- Phase 3, randomized, placebo comparative study in patients with recalcitrant/persistent NTM lung disease

- Primary endpoint will be reduction in or negative cultures for NTM pathogens measured at the end of three months of continuous daily treatments with either Arikace 560 mg or placebo

- Secondary endpoints will be measured after an additional three months of daily treatments with Arikace 560 mg in open label

Arikace Future Development Plan

Insmed currently anticipates an aggressive development plan for Arikace in CF and NTM

		2011		2012		2013	
	Task	**1H**	**2H**	**1H**	**2H**	**1H**	**2H**
Cystic Fibrosis Pseudomonas	Initiate Phase 3 Trials		★ EU, ★ US				
Cystic Fibrosis Pseudomonas	Complete Enrollment in Phase 3 Trials			★ EU	★ US		
Cystic Fibrosis Pseudomonas	Data Available from Phase 3 Trials					★ EU, ★ US	
Cystic Fibrosis Pseudomonas	File NDA and MAA					★ EU	★ US
NTM	Initiate Phase 3 Trial		★ US, ★ EU				
NTM	Complete Enrollment in Phase 3 Trial			★ US, ★ EU			
NTM	Data Available from Phase 3 Trial					★ US, ★ EU	
NTM	File NDA and MAA					★ US, ★ EU	

★ (US) Represents US event

★ (EU) Represents EU event

Arikace—Cystic Fibrosis

Phase III Program Highlights

Insmed expects to complete the Arikace Phase 3 Programs for CF and NTM with current pro forma cash resources

Study Description	# of Patients	Study Costs ($Millions)*
Cystic Fibrosis		
➢ Arikace vs. Tobi® Study - EU	300	$20 - $25
➢ Arikace vs. Placebo Study - US	320	$15 - $20
➢ Open Label Extension - Long-Term Safety	200	$15 - $20
NTM		
➢ Arikace vs. Placebo Study	~100	$10 - $12

* Includes external and internal costs associated with each study

Arikace Intellectual Property and Exclusivity

Insmed has extensive patent coverage and other exclusive agreements protecting composition, use, and delivery of Arikace

- Two U.S. patents already issued for Arikace
  - Composition-of-matter patent issued in U.S. with protection to October 2026
  - Patent issued in U.S. for treatment of Pseudomonas Aeruginosa lung infections and once daily dosing with protection to June 2025
- Additional applications under review in the U.S. and E.U. including an E.U. composition-of-matter application
- Orphan drug status provides additional protection and financial benefits
- eFlow Technology Device exclusivity from PARI Pharma for 15 years after first commercial sale of Arikace
- Liposomal delivery technology provides additional regulatory hurdle

IPLEX™ (mecasermin rinfabate [rDNA origin] injection)

IPLEX
(rDNA origin)
36 mg/0.6 mL

IPLEX™ is a combination of two proteins:

- **Human insulin-like growth factor I (IGF-I)**
  - IGF-I is a polypeptide hormone, similar in molecular structure to insulin and has both growth promoting as well as anabolic and other metabolic effects. It plays an important role in childhood growth and continues to have anabolic effects in adults

- **Human insulin-like growth factor-binding protein-3 (rhIGFBP-3)**
  - Insulin-like growth factor-binding protein-3 is one of six known binding proteins and its primary role is to modify the action of IGF-I. In normal human circulation, less than 2% of total IGF-I exists in the free form

IPLEX™ - Current Status

Insmed currently maintains a propriety protein platform, based on the FDA-approved IPLEX™

- **Company currently holds 28 United States patents** relating to the composition, production, antibodies and methods of use for IPLEX and rhIGFBP-3
- **Ongoing IPLEX™ Activities are Cash Neutral**
  - Amyotrophic Lateral Sclerosis (ALS)
    - Expanded Access Program (EAP) in Europe and single patient IND's in US for patients with ALS, also known as Lou Gehrig's disease
      - Company has sufficient IPLEX™ to continue these programs through mid-2011
  - Retinopathy of prematurity (ROP)
    - Insmed has MTA in place with the private, Sweden-based company, Premacure, to supply IPLEX™ for Premacure's Phase 2a ROP trial
      - Trial costs covered by Premacure
      - Insmed has supplied Premacure with sufficient IPLEX™ to conclude the trial
      - Phase 2a ROP trial is underway with first patient dosed in June 2010

Insmed intends to continue to gather data on these two indications and assess commercialization potential and future development opportunity in 2011

Key Investment Highlights

- Arikace: A highly differentiated Phase 3 product
- Focused development plans in place for two orphan indications (CF and NTM)
- Global annual market potential of more than $1billion
- Limited commercial infrastructure required
- Strong management team with relevant experience and success
- Projected cash sufficient to secure Phase 3 results and advance Arikace to commercialization
- Technology platform and IP provide basis for additional future opportunities